Exhibit 99.1

1Q21 CAPITAL MARKETS PRESENTATION MARCH 3, 2021

SAFE HARBOR COMMENTS

Forward-Looking Statements

This presentation contains "forward-looking" statements related to O-I Glass, Inc. ("O-I Glass" or the "company") within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the impact of the COVID-19 pandemic and the various governmental, industry and consumer actions related thereto, (2) the company's ability to obtain the benefits it anticipates from the Corporate Modernization, (3) risks inherent in, and potentially adverse developments related to, the Chapter 11 bankruptcy proceeding involving the company's wholly owned subsidiary Paddock Enterprise, LLC ("Paddock"), that could adversely affect the company and the company's liquidity or results of operations, including the impact of deconsolidating Paddock from the company's financials, risks from asbestos-related claimant representatives asserting claims against the company and potential for litigation and payment demands against the company by such representatives and other third parties, (4) the amount that will be necessary to fully and finally resolve all of Paddock's asbestos-related claims and the company's obligations to make payments to resolve such claims under the terms of its support agreement with Paddock, (5) the company's ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company's operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address Paddock's legacy liabilities, (6) the company's ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (7) the company's ability to achieve its strategic plan, (8) the company's ability to improve its glass melting technology, known as the MAGMA program, (9) foreign currency fluctuations relative to the U.S. dollar, (10) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance debt on favorable terms, (11) the general political, economic and competitive conditions in markets and countries where the company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, natural disasters, and weather, (12) the company's ability to generate sufficient future cash flows to ensure the company's goodwill is not impaired, (13) consumer preferences for alternative forms of packaging, (14) cost and availability of raw materials, labor, energy and transportation, (15) consolidation among competitors and customers, (16) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (17) unanticipated operational disruptions, including higher capital spending, (18) the company's ability to further develop its sales, marketing and product development capabilities, (19) the failure of the company's joint venture partners to meet their obligations or commit additional capital to the joint venture, (20) the ability of the company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (21) changes in U.S. trade policies, and the other risk factors discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or the company's other filings with the Securities and Exchange Commission.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the company continually reviews trends and uncertainties affecting the company's results or operations and financial condition, the company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

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3 $6.1 BILLION in net sales in 2020 72 factories 20 countries O - I AT A GLANCE 2020 PRODUCT PORTFOLIO 34% beer 19% wine 15% spirits 13% NAB 19% food 25,000+ employees worldwide GLASS IS THE MOST sustainable rigid packaging option Note: based on 2020 data 6,000+ direct customers MAGMA revolutionize manufacturing by creating a new business model for glass

4 2020 KEY ACCOMPLISHMENTS ■ Executing the Strategic and Tactical divestiture programs including ANZ sale; reducing debt • Anticipate total proceeds ~ $1.1B, including $677 million from ANZ and $400 - $500 million from Tactical divestitures upon complet ion ■ Improved financial flexibility despite pandemic • FCF exceeded guidance • Reduced debt ~ $429M and leverage ratio was comfortably below covenant • Historically high liquidity and no near - term debt maturities ■ Successfully navigated the brunt of the pandemic through O - I’s COVID response plan • Quickly aligned supply with demand and achieved historically lower inventory/IDS levels ■ Generated ~$115M Margin Expansion initiative benefits, significantly exceeded original target • Significantly mitigated the unfavorable impact of lower production due to pandemic ■ Advanced MAGMA with full scale Generation 1 deployment in Germany remaining on track for 1Q21 ■ Paddock Chapter 11 initiated to establish a fair and final resolution to legacy asbestos liabilities

2021 PRIORITIES

BOLD STRUCTURAL ACTIONS TO CHANGE O-I'S BUSINESS FUNDAMENTALS

1 MARGIN EXPANSION

STRONG OPERATING PERFORMANCE AND COST EFFICIENCIES

- ~$50M gross initiative benefits
  - Revenue Optimization
  - Factory Performance
  - Cost transformation
- Improve performance in North America

2 REVOLUTIONIZE GLASS

CREATE A NEW BUSINESS MODEL FOR GLASS PACKAGING

- Validate MAGMA Gen 1 in Germany
- Glass advocacy campaign
- Reposition ESG
- Product innovation and NPD

3 OPTIMIZE STRUCTURE

REBALANCE BUSINESS PORTFOLIO AND IMPROVE BALANCE SHEET

- Complete the tactical divestiture program
  - $400-$500M proceeds anticipated 2019 to 2021
- Evaluate expansion initiatives
  - Potentially funded by incremental tactical divestitures
- Advance Paddock Chapter 11
- Further efforts for a simple, agile organization
- Increase cash flow and reduce debt

O-I WILL HOST INVESTOR WORKSHOPS DURING 2021 TO SHARE LONG-TERM PLANS INCLUDING MAGMA AND ESG

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6 ORGANIZED FOR SOLID EXECUTION LEVERAGING ADVANCED CAPABILITIES BUILT IN RECENT YEARS Capital Structure Discipline Portfolio Optimization Management Systems Margin Expansion Marketing and Innovation Commercial Excellence ESG Breakthrough R&D People and Organization The Appendix includes more details on each capability illustrated here

BREAKTHROUGH R&D MAGMA REINVENTS HOW GLASS IS MADE ● New capacity at lower capital commitment and intensity ● Total cost of ownership below legacy ● Increased scalability ● Rapid new capacity deployment and asset portability ● Production flexibility to support diversified offerings ● Competitively enter new markets at lower risk ● Superior sustainability profile 7 MAGMA Development (2019 – 2022+) Generation 1 Generation 2 Generation 3 MAGMA Melter Addresses additional manufacturing processes Optimized modular end - to - end system Limited Locations Expanded Number of Locations Anywhere

8 Our Structural Acceleration ● Enhanced Governance ● Expanded Initiatives & Goals ● Investments in Glass Advocacy & Recycling ● 2021 Sustainability report and expanded website disclosure Leading the Way ● Firsts: SBTI Emissions Target & Green Bond ● Innovating for change and sustainability with MAGMA and light weighting ● Investing in improving sustainability of legacy furnaces RE - BALANCING THE PACKAGING DIALOGUE GLASS IS THE WORLD’S MOST SUSTAINABLE PACKAGE ● Made of four natural, inert ingredients — won’t harm the earth or oceans ● Circular — 100% endlessly recyclable & refillable up to 25x ● Does not impact the product’s taste or integrity ● Only food contact material “Generally Recognized as Safe” by U.S. FDA

9 2021 BUSINESS TRENDS AND OUTLOOK EXPECT 2021 SALES VOLUMES, EARNINGS AND CASH FLOWS WILL SIGNIFICANTLY IMPROVE FROM 2020 LEVELS FY21 Sales Vol: + 2 to 4% 1Q21 Sales Vol: ~ Flat FY21 aEPS: $1.55 to $1.75 1Q21 aEPS: $0.32 to $0.37 FY21 FCF: ~ $240M Outlook on Feb 10, 2021 The recent weather and energy crisis in the southern U.S. has impacted the company’s 1Q21 outlook ▪ 1Q21 global sales volume: down slightly from 2020 vs. previous outlook of ~ flat ▪ 1Q21 aEPS: below previous outlook of $0.32 to $0.37 Currently, no change in full year outlook -20% -15% -10% -5% 0% 5% Q1 Q2 Q3 Q4 2020 O - I Shipment Trends (vs PY) O-I AM EU Note: Volumes are on a year over year and same structure basis excluding ANZ. SHIPMENTS STABILIZE ACROSS ALL GEOGRAPHIES 2021 OUTLOOK SIGNIFICANTLY IMPROVED FROM 2020 Strong retail sales of products packaged in glass is offsetting the disruption in on premise activity

10 CONCLUSION BOLD STRUCTURAL ACTIONS TO ALIGN O - I TO FAVORABLE MARKET TRENDS AND CREATE SHAREHOLDER VALUE ■ TAKING BOLD STRUCTURAL ACTIONS TO CHANGE THE COMPANY’S BUSINESS FUNDAMENTALS ■ LEVERAGING ADVANCED CAPABILITIES TO IMPROVE PERFORMANCE AND MARGINS ■ ALIGNING GLASS WITH KEY MARKET TRENDS – SUSTAINABILITY, PREMIUMIZATION AND HEALTH / WELLNESS ■ REVOLUTIONIZING GLASS BY LEVERAGING BREAKTHROUGH TECHNOLOGY LIKE MAGMA ■ OPTIMIZING THE STRUCTURE AND RESOLVING THE HEAVY BURDEN OF LEGACY ASBESTOS LIABILITIES

FINANCIAL APPENDIX

12 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL IMPACT ON FX RATES AT KEY POINTS EPS FROM 10% FX CHANGE Jan 31st Avg Avg 2021 1Q20 2020 EUR 0.13 EUR 1.21 1.10 1.15 MXN 0.04 MXN 20.35 20.74 21.56 BRL 0.03 BRL 5.44 4.64 5.21 COP 0.01 COP 3,558 3,655 3,715

NON-GAAP FINANCIAL MEASURES

The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, and free cash flow provide relevant and useful supplemental financial information, that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

Adjusted earnings relates to net earnings from continuing operations attributable to the company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the company's principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Management uses adjusted earnings, and adjusted earnings per share to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings and adjusted earnings per share may be useful to investors in evaluating the underlying operating performance of the company's business as these measures eliminate items that are not reflective of its principal business activity.

Further, free cash flow relates to cash provided by continuing operating activities less cash payments for property, plant and equipment. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes this has provided a useful supplemental measure related to its principal business activity. Adjusted EBITDA relates to net earnings from continuing operations attributable to the company, less interest, taxes, depreciation and amortization as well as items management considers not representative of ongoing operations because such items are not reflective of the company's principal business activity, which is glass container production. Free cash flow to adjusted EBITDA conversion may be useful to investors to assist in understanding the comparability of cash flows generated by the company's principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments.

The Company routinely posts important information on its website at www.o-i.com/investors.

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RECONCILIATION FOR ADJUSTED EARNINGS

The reconciliation below describes the items that management considers not representative of ongoing operations.

Unaudited	Three months ended December 31		Year ended December 31	
	2020	2019	2020	2019
Earnings (loss) from continuing operations attributable to the Company	$ (29)	$ 32	$ 249	$ (397)
Items impacting cost of goods sold:				
Acquisition-related fair value inventory adjustments				1
Items impacting other selling and administrative expense:				
Restructuring, asset impairment and other charges				2
Items impacting equity earnings (losses):				
Restructuring, asset impairment and other charges	36		36	
Items impacting other expense, net:				
Gain on sale of ANZ businesses	5		(275)	
Charge for asbestos-related costs		35		35
Charge for goodwill impairment				595
Restructuring, asset impairment and other charges	26	41	106	111
Strategic transaction and corporate modernization costs	1	31	8	31
Charge for deconsolidation of Paddock			14	
Pension settlement charges	18	13	26	26
Gain on sale of equity investment		(107)		(107)
Items impacting interest expense:				
Charges for note repurchase premiums and write-off of finance fees		39	44	65
Items impacting income tax:				
Net benefit for income tax on items above	7	(7)	(13)	(13)
Tax charge recorded for certain tax adjustments		3		3
Items impacting net earnings attributable to noncontrolling interests:				
Net impact of noncontrolling interests on items above	(1)	(1)	(1)	(1)
Total adjusting items (non-GAAP)	$ 92	$ 47	$ (55)	$ 748
Adjusted earnings (non-GAAP)	$ 63	$ 79	$ 194	$ 351
Diluted average shares (thousands)	157,274	156,907	158,785	155,250
Earnings (loss) per share from continuing operations (diluted)	$ (0.18)	$ 0.20	$ 1.57	$ (2.56)
Adjusted earnings per share (non-GAAP) (a)	$ 0.40	$ 0.50	$ 1.22	$ 2.24

(a) For purposes of computing adjusted earnings per share, the diluted average shares (in thousands) are 156,651 for the year ended Dec. 31, 2019.
For purposes of computing adjusted earnings per share, the diluted average shares (in thousands) are 159,824 for the three months ended Dec. 31, 2020.

The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for the quarter ending March 31, 2021 or year ending December 31, 2021, to its most directly comparable GAAP financial measure, earnings from continuing operations attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Earnings from continuing operations attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from continuing operations attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

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15 RECONCILIATION FOR FREE CASH FLOW Forecast for Year Ended March 31, 2020 June 30, 2020 Sept 30, 2020 Dec 31, 2020 March 31, 2019 June 30, 2019 Sept 30, 2019 Dec 31, 2019 Dec 31, 2020 Dec 31, 2019 Dec 31, 2021 Cash provided by (utilized in) continuing operating activities (315)$ 181$ 262$ 329$ (595)$ (67)$ 416$ 654$ 457$ 408$ 615$ Cash payments for property, plant and equipment (120) (69) (57) (65) (121) (112) (100) (93) (311) (426) (375) Free cash flow (non-GAAP) (435)$ 112$ 205$ 264$ (716)$ (179)$ 316$ 561$ 146$ (18)$ 240$ Unaudited Three Months Ended Three Months Ended Year Ended O-I GLASS, INC. Reconciliation to Net Debt

ORGANIZED FOR SOLID EXECUTION

LEVERAGING ADVANCED CAPABILITIES BUILT IN RECENT YEARS

People and Organization
- Rigorous / integrated O-I People System
- New org structure and operating model in 2020
- Upgrade talent – internal / external succession
- Incentives aligned with strategy / performance

Breakthrough R&D
- Unique org structure to support incubation
- New MAGMA business model development
- R&D global partner network
- Modeling / 3D Engineering

ESG
- Appointed Chief Sustainability Officer
- New global sustainability network
- Establish ESG roadmap
- Glass advocacy campaign to balance dialogue

Commercial Excellence
- Key Account Management
- Customer Relationship Management
- Value Based Pricing and Net Promoter Score

Marketing and Innovation
- Digital marketing glass advocacy campaign
- NPD process and capability development
- Marketing research capabilities



People and Organization
Capital Structure Discipline
Portfolio Optimization
Management Systems
Margin Expansion
Marketing and Innovation
Commercial Excellence
ESG
Breakthrough R&D

Capital Structure Discipline
- Maximize FCF / EBITDA Conversion
- Maintain strong liquidity
- Reduce debt / Plan to ~ 3x leverage
- Address legacy liabilities / Paddock Ch11

Portfolio Optimization
- Align portfolio to market / customer strategy
- All assets evaluated for return / cash flow
- Improve / restructure to enhance portfolio return
- Strategic and tactical divestiture program

Management Systems
- Integrated Business Planning (IBP)
- End-to-end management system
- Completed 3-year implementation timeline
- 3-year rollup planning, synced with strategy
- Advanced demand planning capabilities
- Rapid supply chain alignment

Margin Expansion
- Turnaround initiatives shifting to structural programs
- Revenue optimization embedded in commercial
- Factory performance across entire network
- Cost Transformation leverage zero based budgeting
- Org. simplification expedites decision making

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O-I SUSTAINABILITY GOALS

50% TARGET

Increase recycled content to 50% average by 2030. O-I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography.

40% RENEWABLE

Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable energy use by 2030 and to reduce total energy consumption by 9%.

ZERO INJURIES

As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030.

SOCIAL IMPACT

We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders to make glass recycling available in 100% of our locations.

25% GHG REDUCTION

Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025).

SUPPLY CHAIN SUSTAINABILITY

Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals.

DIVERSITY & INCLUSION

Create a diverse and inclusive environment where people feel welcomed to create a better future for themselves, each other, and O-I. We are focused on increasing all aspects of diversity across our team.

R&D TRANSFORMATION

Reinvent and re-imagine glassmaking--where the circularity of glass meets the potential of our MAGMA melting technology, low-carbon alternative fuels, and light-weighted glass packaging.

ZERO WASTE

Reduce the amount of natural resource used and reduce the generation of waste by reuse and recycling as we drive towards a Zero Waste organization.

25% WATER USAGE REDUCTION

We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas.

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